Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

Dated as of May 27, 2020

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”; capitalized terms used herein without definition having the meanings provided in Section 1 hereof) is between STARBUCKS CORPORATION, a Washington corporation (the “Company”), each Lender under the Credit Agreement that is a party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Swing Line Lender.

RECITALS:

WHEREAS, the Company, certain banks and financial institutions (the “Existing Lenders”) and Bank of America, N.A., as Administrative Agent, and Swing Line Lender, entered into that certain Amended and Restated 364-Day Credit Agreement dated as of October 24, 2018 (including schedules and exhibits thereto, as amended, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Existing Credit Agreement as specifically set forth herein, and the Administrative Agent and the Lenders party to this Amendment (the “Consenting Lenders”) are, on the terms and conditions contained in this Amendment, willing to grant such request and to amend and waive certain provisions of the Existing Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions and other Interpretive Provisions.

(a) Definitions. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Company” is defined in the preamble.

“Consenting Lenders” is defined in the recitals.

“Credit Agreement” means the Existing Credit Agreement, including schedules and exhibits thereto, as amended by this Amendment as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified.

“Existing Credit Agreement” is defined in the recitals.

“Existing Lenders” is defined in the recitals.

“First Amendment Effective Date” means the date on which the conditions precedent to the effectiveness of this Amendment as specified in Section 3 herein have been satisfied.

(b) Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

(c) Other Interpretive Provisions. The rules of construction in Sections 1.02 through 1.09 of the Credit Agreement shall be equally applicable to this Amendment.

Section 2. Amendments.

(a) Credit Agreement. Effective as of the First Amendment Effective Date, and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as set forth herein.

(i) Section 1.01 of the Existing Credit Agreement. Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (B) any UK Financial Institution.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(ii) The definition of “Eurocurrency Rate” in Section 1.01 of the Existing Credit Agreement is amended by replacing the last proviso in the last sentence with the following in lieu thereof:

“provided, further, that if the Eurocurrency Rate shall be less than 0.75%, such rate shall be deemed 0.75% for purposes of this Agreement.”

(iii)  Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions:

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law , regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurocurrency Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America will take effect at the opening of business on the day specified in the public announcement of such change, which date will not be earlier than the date of the public announcement. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above and, if such rate shall be less than 1.75%, the Base Rate shall be deemed to be 1.75% for purposes of this Agreement.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(iv) Article I of the Existing Credit Agreement. Article I of the Existing Credit Agreement is hereby amended by adding Section 1.09 as follows:

1 09 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.

(v) Section 3.03 of the Existing Credit Agreement. Section 3.03 of the Existing Credit Agreement is hereby amended by amending and restating Section 3.03(b)(iii) in its entirety to read

“(iii) Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0.75% for purposes of this Agreement.”

(vi) Section 7.06 of the Existing Credit Agreement. Section 7.06 of the Existing Credit Agreement is amended by replacing such section in its entirety with the following in lieu thereof of the Existing Credit Agreement.

Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Company to be less than the ratio indicated:

Fiscal Quarter	Minimum Consolidated Fixed Charge Coverage Ratio
June 28, 2020 and September 27, 2020	1.50:1.00
December 27, 2020	1.35:1.00
March 28, 2021	1.45:1.00
June 27, 2021 and September 26, 2021	2.25:1.00
December 26, 2021 and thereafter	2.50:1.00

(vii) Section 10.19 of the Credit Agreement. Section 10.19 of the Existing Credit Agreement is hereby amended by amending and restating Section 10.19 in its entirety to read:

10.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and

Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

(viii) Exhibit D of the Credit Agreement. Exhibit D (Compliance Certificate) of the Existing Credit Agreement is hereby amended by replacing such exhibit with the exhibit set forth in Annex I hereto.

(b) Other Loan Documents. From and after the First Amendment Effective Date, each reference to the Existing Credit Agreement in any Loan Document shall be a reference to the Existing Credit Agreement, as amended by this Amendment, as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified.

Section 3. Conditions of Effectiveness. This Amendment shall become effective on the date each of the following conditions shall have been satisfied (such date, the “First Amendment Effective Date”):

(a) Documentation. The Administrative Agent shall have received this Amendment duly executed by the Company, the Administrative Agent and the Consenting Lenders, which constitute the Required Lenders, in form and substance satisfactory to the Administrative Agent and the Consenting Lenders.

(b) Certification. The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and signed by a Responsible Officer of the Company, certifying that:

(i) no Default shall have occurred and be continuing on and as of the First Amendment Effective Date; and

(ii) the representations and warranties contained in Section 4 hereof shall be true and correct on and as of the First Amendment Effective Date.

(c) Patriot Act and Beneficial Owner Certification. (x) Upon the reasonable request of any Lender made at least three (3) Business Days prior to the First Amendment Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the First Amendment Effective Date and (y) at least three (3) Business Days prior to the First Amendment Effective Date, the Company shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Company if the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

(d) Consent Fees and Expenses. The Administrative Agent shall have received, for the ratable account of each Lender that has consented to this Agreement and has executed and delivered a counterpart hereof to the Administrative Agent on or prior to 12:00 p.m. Eastern Time on May 27, 2020 (the “Deadline”), a fee equal to five (5) basis points of the sum of such Lender’s undrawn Commitment plus such Lender’s outstanding Loans on the First Amendment Effective Effective Date (such fees, the “Consent Fees”). The Consent Fees shall be payable in U.S. dollars in immediately available funds as directed by the Administrative Agent. Once paid, no Consent Fees shall be refundable under any circumstances. For the avoidance of doubt, no Consent Fee shall be payable to any Lender that does not consent to this Agreement prior to the Deadline.

(e) Fees and Expenses. The Administrative Agent shall have received all fees, charges and disbursements required to be paid or reimbursed by the Company pursuant to Section 7 hereof (which fees, charges and disbursements of counsel and such other out of pocket fees and expenses shall be limited to those for which invoices have been submitted on or prior to the First Amendment Effective Date (provided, however, nothing herein shall preclude any post-closing settlement of such fees, charges, disbursements, costs and expenses to the extent not so invoiced)).

Section 4. Representations and Warranties of the Company. In order to induce the Administrative Agent and the Consenting Lenders to enter into this Amendment, the Company represents and warrants as follows:

(a) As of the First Amendment Effective Date, the representations and warranties of the Company contained in Article V of the Credit Agreement and each other Loan Document, including this Amendment, are true and correct, except (i) for the representations and warranties contained in clause (c) of Section 5.05 and clause (b) of Section 5.06, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they will be true and correct as of such earlier date, and (iii) that for purposes of this Section 4(a), the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b) No Default shall exist after giving effect to this Amendment.

Section 5. Reference to and Effect on the Credit Documents. On the First Amendment Effective Date and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment, and this Amendment shall constitute a Loan Document.

(a) The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect according to their respective terms and are hereby in all respects ratified and confirmed. The parties hereto acknowledge and agree that the amendments contained herein do not constitute a novation of the Existing Credit Agreement, the other Loan Documents or the indebtedness or any other obligation of the Company described therein and shall not, in any case, affect, diminish or abrogate the Company’s liability under the Credit Agreement or any other Loan Document.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of, consent to a departure from, or modification of any other term, covenant, provision or condition set forth in any of the Loan Documents.

Section 6. Lender Consent. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

Section 7. Costs and Expenses. On or prior to the First Amendment Effective Date, the Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

Section 8. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10. Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

Section 11. Entire Agreement. This Amendment and the other Loan Documents (the “Relevant Documents”) constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other with respect to the subject matter hereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STARBUCKS CORPORATION
By:	/s/ Peter Filipovic
Name:	Peter Filipovic
Title:	vice president, treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ronaldo Naval
Name:	Ronaldo Naval
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and Swing Line Lender
By:	/s/ Anthony Hoye
Name:	Anthony Hoye
Title:	Director

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Carl Hinrichs
Name:	Carl Hinrichs
Title:	Director

CITIBANK, N.A., as a Lender
By:	/s/ Carolyn A. Kee
Name:	Carolyn A. Kee
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Senior Vice President

MUFG BANK, LTD., as a Lender
By:	/s/ Reema Sharma
Name:	Reema Sharma
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Heather Hoopingarner
Name:	Heather Hoopingarner
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Frans Braniotis
Name:	Frans Braniotis
Title:	Managing Director

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Mark Gibbs
Name:	Mark Gibbs
Title:	Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Miranda C. Stokes
Name:	Miranda C. Stokes
Title:	Managing Director, SVP

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender
By:	/s/ Mark S. Abrams
Name:	Mark S. Abrams
Title:	Managing Director

By:	/s/ Alina Ioani
Name:	Alina Ioani
Title:	Vice President

TRUIST BANK (successor by merger to SunTrust Bank), as a Lender
By:	/s/ Brett Ross
Name:	Brett Ross
Title:	Director

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender
By:	/s/ Yong Ou
Name:	Yong Ou
Title:	Senior Vice President & Branch Manager